UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2004

KFX INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-23634	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

55 Madison Street, Suite 745 Denver, Colorado, USA	80206
(Address of principal executive offices)	(Zip Code)

(303) 293-2992

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

A copy of the press release issued by KFx Inc., a Delaware corporation, on January 22, 2004, is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

Number	Description
99.1	Press Release dated January 22, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFx Inc.

By:	/s/ R. G. Swenson
R. G. SWENSON
Vice President & Secretary

Dated: February 4, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 22, 2004, issued by KFx Inc.